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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 24, 1998
                                                 ------------------

                            UCFC Funding Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)

         Louisiana                          333-07939                72-1328674
         ---------                          ---------                ----------
(State or other                             (Commission           (IRS Employer
  jurisdiction of incorporation)              File Number)          ID Number)

4041 Essen Lane, Baton Rouge, Louisiana                               70809
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(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number, including area code:  (504) 924-6007
                                                     --------------

                                       N/A
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events
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Filing of Computational Materials.
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Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC
Funding Corporation(Registered) (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Pass Through Certificates, Series 1998-3.

In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1998-3 of the Depositor, Credit Suisse First Boston Corporation prepared certain materials (the "Computational Materials") some or all of which were distributed by Credit Suisse First Boston Corporation and First Chicago Capital Markets, Inc. (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         23.1     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            UCFC FUNDING CORPORATION


                            By:   /s/ H.C. McCall, III
                                  ---------------------
                                  Name:  H. C. McCall, III
                                  Title: President


Dated: September 23, 1998

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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                    Page
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8.1                   Opinion of Stroock & Stroock & Lavan LLP.
23.1                  Consent of Stroock & Stroock & Lavan LLP.
99.1                  Computational Materials.